U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

Suite 1210 1200 West 73rd Avenue, Vancouver, B.C., Canada	V6P 6G5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 264 8012

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

On February 23, 2006, Coffee Pacifica, Inc. (the "Company") engaged Williams and Webster, P.S. as the Company's independent registered public accounting firm. Williams and Webster is registered with the Public Company Accounting Oversight Board ("PCAOB"). The decision to select Williams and Webster was approved by the Board of Directors of the Company.

The Board of Directors of the Company accepted the resignation of Ernst & Young, LLP effective February 23, 2006.

Ernst & Young, LLP reports on the financial statements of Coffee Pacifica, Inc. for the most recent fiscal year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Company would continue as a going concern.

During the Company's most recent fiscal year ended December 31, 2004, and the subsequent interim period through September 30, 2005, there were no disagreements between the Company and Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young, LLP with a copy of the foregoing disclosures. A copy of Moore Stephens Ellis Foster's letter stating their agreement or disagreement with such statements will be filed as an Exhibit to this Report, or an amendment thereto, upon receipt from Ernst & Young, LLP.

During the two most recent fiscal years ended December 31, 2004, and December 31, 2003, and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf consulted Williams & Webster, P.S. regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Williams & Webster, P.S provide to the Company a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) and the related instructions of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

COFFEE PACIFICA, INC.

Date: February 24, 2006                                                        /s/ Shailen Singh

                                                                                                  Shailen Singh, President & CEO